Income Tax Note: Schedule of Effective Income Tax Rate Reconciliation (Tables)	12 Months Ended
Dec. 31, 2013
Tables/Schedules
Schedule of Effective Income Tax Rate Reconciliation

	2013	2012	2011

Federal tax rate applied to loss before income taxes	34.0%	34.0%	34.0%
State income taxes, net of federal benefit	3.5%	3.5%	3.5%
Permanent differences	-0.5%	-0.9%	-0.9%
Change in valuation allowance	-23.1%	-39.4%	-39.4%
Other	-13.9%	2.8%	2.8%
Income tax expense (benefit)	0.0%	0.0%	0.0%